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                                                                 EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Combined Financial Information" and to the use of our reports indicated below in this registration statement on Form S-4 of EOP Operating Limited Partnership.

                                                             DATE OF AUDITORS
FINANCIAL STATEMENTS                                               REPORT
--------------------------------------------------------------------------------
Combined Financial Statements of Equity Office              March 25, 1997
Predecessors as of December 31, 1996 and 1995 and for each of the three years in the period ended
December 31, 1996

Statement of Revenue and Certain Expenses of 177 Broad      March 28, 1997
Street for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of Preston        April 16, 1997
Commons for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of Oakbrook       May 30, 1997
Terrace Tower for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of One            June 6, 1997
Maritime Plaza for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of 201 Mission    April 30, 1997
Street for the year ended December 31, 1996

Statement of Revenue and Certain Expenses of 30 N. LaSalle June 13, 1997 for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of       September 3, 1997
the Columbus America Properties for the year ended
December 31, 1996

Combined Statement of Revenue and Certain Expenses of       September 3, 1997
the Prudential Properties for the year ended
December 31, 1996

Statement of Revenue and Certain Expenses of 550 South      September 24, 1997
Hope Street for the year ended March 31, 1997

Combined Statement of Revenue and Certain Expenses of       September 9, 1997
the Acorn Properties for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of       September 5, 1997
10 & 30 South Wacker Drive for the year ended
December 31, 1996

Statement of Revenue and Certain Expenses of One            September 5, 1997
Lafayette Centre for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of       January 22, 1997
the PPM Properties for the year ended December 31, 1996

Combined Statement of Revenue and Certain Expenses of       September 26, 1997
the Wright Runstad Properties for the year ended
September 30, 1996



                                                            /s/Ernst & Young LLP
                                                            ERNST & YOUNG LLP


Chicago, Illinois
March 3, 1998